Exhibit 99.1
5711 S 86TH CIRCLE • PO BOX 27347 • Omaha NE 68127-0347
Executive Office: (402) 596-8900 • Fax (402) 596-8902
Internet: www.infoGROUP.com
FOR IMMEDIATE RELEASE
August 10, 2009
CONTACT:
Lisa Olson — Senior Vice President, Corporate Relations
Phone: (402) 593-4541
E-Mail: lisa.olson@infogroup.com
Thomas Oberdorf — Chief Financial Officer
Phone: (402) 593-4690
infoGROUP Reports Revised Second Quarter Results
(OMAHA, NE) — infoGROUP (NASDAQ: IUSA), the leading provider of data driven and interactive resources for targeted sales, marketing and research solutions today reported revised preliminary unaudited financial results for the second quarter ended June 30, 2009.
The Company announced its preliminary results for the second quarter of 2009 in its earnings release on August 3, 2009. Subsequent to announcing our second quarter 2009 financial results, management determined that the Company had historically recorded certain revenue within a business unit of the Data Group segment prior to it being realized. The attached exhibit reflects the pre-tax correcting adjustment of $0.6 million recorded in the second quarter 2009 results.
GAAP Results
During the second quarter of 2009 infoGROUP’s revised revenue, after adjusting for the $0.6 million revenue recognition adjustment, was $121.6 million, compared to $122.2 million reported in our press release on August 3, 2009.
infoGROUP’s operating results have been revised to an operating income for the second quarter of 2009 of $0.9 million, compared to operating income of $1.5 million reported in our press release on August 3, 2009.
infoGROUP’s operating results have been revised to a net income for the second quarter of 2009 of $0.2 million, or earnings per share of $0.00, compared to net income of $0.6 million, or earnings per share of $0.01 reported in our press release on August 3, 2009.

Non-GAAP Results
infoGROUP’s revised adjusted earnings per share for the second quarter of 2009, excluding the restructuring, non-recurring and non-cash charges, was $0.14, compared to $0.15 reported in our press release on August 3, 2009.
In the second quarter of 2009, revised EBITDA was $8.0 million compared to $8.6 million reported in our press release on August 3, 2009. Revised adjusted EBITDA, which excludes certain restructuring, non-recurring and non-cash charges, was $20.5 million in the second quarter of 2009, compared to $21.1 million in our press release on August 3, 2009.
NON-GAAP INFORMATION
In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, infoGROUP also discloses the following non-GAAP measures: (1) earnings before interest expense, income taxes and depreciation and amortization, or EBITDA, (2) adjusted EBITDA excluding the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement, and the SEC investigation, restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense and (3) adjusted earnings (loss) per share excluding the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement and the SEC investigation, restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense.
Management believes EBITDA provides useful supplemental information to management and investors because management uses this information internally for evaluating the aggregate performance of the Company’s operating businesses. In addition, EBITDA is commonly used as an analytical indicator within infoGROUP’s industry and is a component of the Company’s financial covenant calculations under its credit facilities, subject to certain adjustments. Additionally, management excludes the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement and the SEC investigation and the restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense because such items resulted from events that are non-recurring and are not part of on-going operations. Management believes that adjusted earnings per share and adjusted EBITDA provide useful supplemental information to management and investors because they better reflect the Company’s on-going performance and business operations during the periods presented and are more useful to investors for comparative purposes.
All companies do not calculate non-GAAP measures in the same manner and the non-GAAP financial measures presented in this press release may not be comparable to similar measures used by other companies. Non-GAAP measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP as measures of the Company’s profitability or liquidity.
See the tables in this press release for a reconciliation of net income to non-GAAP EBITDA and non-GAAP adjusted EBITDA, and earnings (loss) per share to non-GAAP adjusted earnings per share.
About infoGROUP
infoGROUP (NASDAQ: IUSA) is the leading provider of data and interactive resources that enables targeted sales, effective marketing and insightful research solutions. Our information powers innovative tools and insight for businesses to efficiently reach current and future customers through multiple channels, including the world’s most dominant and powerful Internet search engines and GPS navigation systems. infoGROUP headquarters are located at 5711 S. 86th Circle, Omaha, NE 68127. For more information, call (402) 593-4500 or visit www.infogroup.com.
Forward-looking Statements
Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, risks associated with litigation, the successful integration of recent and future acquisitions, fluctuations in operating results, failure to successfully carry out our Internet strategy or to grow our Internet revenue, effects of leverage, changes in technology and increased competition. More information about potential factors that could affect the company’s business and financial results is included in the company’s filings with the Securities and Exchange Commission.
(CONDENSED FINANCIAL STATEMENTS FOLLOW)

infoGROUP INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	FOR THE QUARTER ENDED JUNE 30, 2009					FOR THE SIX MONTHS ENDED JUNE 30, 2009
	(unaudited)					(unaudited)
	As Reported in	Revenue				As Reported in		Revenue
	August 3, 2009	Recognition				August 3, 2009		Recognition
	Press Release	Adjustment		Revised		Press Release		Adjustment		Revised
Net sales	$122,216		$(646)		$121,570		$249,753		$(646)		$249,107
Costs and expenses
Cost of goods and services	45,908		—		45,908		92,897		—		92,897
Selling, general and administrative	66,973		—		66,973		137,109		—		137,109
Depreciation and amortization of operating assets (1)	5,000		—		5,000		9,759		—		9,759
Amortization of intangible assets	2,839		—		2,839		5,773		—		5,773

	120,720		—		120,720		245,538		—		245,538

Operating income	1,496		(646)		850		4,215		(646)		3,569
Other income (expense):
Investment income (expense)	1		—		1		(1)		—		(1)
Other income (expense)	(699)		—		(699)		(1,324)		—		(1,324)
Interest expense	(2,160)		—		(2,160)		(5,406)		—		(5,406)

Income (loss) before income taxes	(1,362)		(646)		(2,008)		(2,516)		(646)		(3,162)
Income tax expense (benefit)	(504)		(239)		(743)		(931)		(239)		(1,170)

Net income (loss) from continuing operations	(858)		(407)		(1,265)		(1,585)		(407)		(1,992)

Income (loss) from discontinued operatons, net of tax	1,470		—		1,470		(7,142)		—		(7,142)

Net income (loss)	$612		$(407)		$205		$(8,727)		$(407)		$(9,134)

BASIC EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations	$ (0.01)	$	(0.01)	$	(0.02)	$	(0.03)		$0.00	$	(0.03)
Income (loss) from discontinued operations (2)	$0.02		$0.00		$0.02	$	(0.12)	$	(0.01)	$	(0.13)

Net income (loss)	$0.01	$	(0.01)		$0.00	$	(0.15)	$	(0.01)	$	(0.16)

Basic weighted average shares outstanding	57,570		57,570		57,570		57,220		57,220		57,220

DILUTED EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations	$ (0.01)	$	(0.01)	$	(0.02)	$	(0.03)		$0.00	$	(0.03)
Income (loss) from discontinued operations (2)	$0.02		$0.00		$0.02	$	(0.12)	$	(0.01)	$	(0.13)

Net income (loss)	$0.01	$	(0.01)		$0.00	$	(0.15)	$	(0.01)	$	(0.16)

Diluted weighted average shares outstanding	57,570		57,570		57,570		57,220		57,220		57,220

(1)	Depreciation of tangible assets and amortization of capitalized software.

(2)	Basic and diluted earnings (loss) per share from discontinued operations were not impacted by this revenue recognition adjustment, but the earnings per share number for the six months ended June 30, 2009 was adjusted for rounding.

The following provides a reconciliation of GAAP net income (loss) to non-GAAP EBITDA and non-GAAP adjusted EBITDA:

	FOR THE QUARTER ENDED JUNE 30, 2009			FOR THE SIX MONTHS ENDED JUNE 30, 2009
	(unaudited)			(unaudited)
	As Reported in	Revenue		As Reported in	Revenue
	August 3, 2009	Recognition		August 3, 2009	Recognition
(In thousands)	Press Release	Adjustment	Revised	Press Release	Adjustment	Revised
GAAP net income (loss)	$612	$(407)	$205	$(8,727)	$(407)	$(9,134)
(Income) loss from discontinued operations	(1,470)	—	(1,470)	7,142	—	7,142
Interest expense	2,160	—	2,160	5,406	—	5,406
Income tax expense (benefit)	(504)	(239)	(743)	(931)	(239)	(1,170)
Depreciation and amortization of operating assets	5,000	—	5,000	9,759	—	9,759
Amortization of intangible assets	2,839	—	2,839	5,773	—	5,773

Non-GAAP EBITDA	$8,637	$(646)	$7,991	$18,422	$(646)	$17,776

Adjustments:
SEC investigation / shareholder litigation expenses	$1,868	$—	$1,868	$5,701	$—	$5,701
Restructuring costs	6,908	—	6,908	9,546	—	9,546
Impairments and write-down of assets	3,201	—	3,201	5,383	—	5,383
Litigation settlement charges	114	—	114	372	—	372
Non-cash stock compensation expense	395	—	395	822	—	822

Non-GAAP adjusted EBITDA	$21,123	$(646)	$20,477	$40,246	$(646)	$39,600

The following provides a reconciliation of GAAP basic earnings (loss) per share to non-GAAP adjusted basic earnings (loss) per share:

	FOR THE QUARTER ENDED JUNE 30, 2009			FOR THE SIX MONTHS ENDED JUNE 30, 2009
	(unaudited)			(unaudited)
	As Reported in	Revenue		As Reported in	Revenue
	August 3, 2009	Recognition		August 3, 2009	Recognition
(In thousands, except per share amounts)	Press Release	Adjustment	Revised	Press Release	Adjustment	Revised
GAAP basic earnings (loss) per share from continuing operations	$(0.01)	$(0.01)	$(0.02)	$(0.03)	$0.00	$(0.03)
Effect of adjustments (see below)	$0.14	$0.00	$0.14	$0.24	$0.00	$0.24

Non-GAAP adjusted basic earnings (loss) per share from continuing operations	$0.13	$(0.01)	$0.12	$0.21	$0.00	$0.21

GAAP basic earnings (loss) per share	$0.01	$(0.01)	$0.00	$(0.15)	$(0.01)	$(0.16)
Effect of adjustments (see below)	$0.14	$0.00	$0.14	$0.24	$0.00	$0.24

Non-GAAP adjusted basic earnings (loss) per share	$0.15	$(0.01)	$0.14	$0.09	$(0.01)	$0.08

Adjustments (detail in above table)	$12,486	$0.00	$12,486	$21,824	$0.00	$21,824
Income tax effect of adjustments	4,620	$0.00	4,620	8,075	$0.00	8,075

Impact of adjustments on net income	$7,866	$0.00	$7,866	$13,749	$0.00	$13,749

Basic weighted average shares outstanding	57,570	57,570	57,570	57,220	57,220	57,220

Effect of adjustments on basic earnings (loss) per share from continuing operations and basic earnings (loss) per share	$0.14	$0.00	$0.14	$0.24	$0.00	$0.24

infoGROUP INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2009
	(unaudited)
	As Reported in	Revenue
	August 3, 2009	Recognition
	Press Release	Adjustment	Revised	December 31, 2008
Assets
Cash and cash equivalents	$7,603		$7,603	$4,691
Marketable securities	611		611	992
Accounts receivable	42,304		42,304	56,030
List brokerage accounts receivable	66,540		66,540	86,841
Unbilled services	10,669		10,669	11,120
Deferred income taxes	5,196		5,196	6,889
Income taxes receivable	—		—	3,782
Prepaid expenses	11,207		11,207	9,382
Escrow, current	3,002		3,002	—
Other receivables	2,610		2,610	—
Deferred marketing costs	1,004		1,004	1,004
Assets held for sale	2,815		2,815	3,960
Current assets of discontinued operations	—		—	36,845

Total current assets	153,561		153,561	221,536

Property and equipment, net	54,270		54,270	59,235
Goodwill	353,088		353,088	377,708
Intangible assets, net	64,274		64,274	69,950
Other assets	2,445		2,445	2,505
Escrow, noncurrent	10,005		10,005	—
Noncurrent assets of discontinued operations	—		—	84,844

	$637,643		$637,643	$815,778

Liabilities
Current portion of long-term debt	$2,837		$2,837	2,899
Accounts payable	19,084		19,084	29,569
Accounts payable-list brokerage	59,420		59,420	79,827
Accrued payroll expenses	28,751		28,751	32,128
Accrued expenses	16,600		16,600	16,068
Income taxes payable	5,236	(734)	4,502	—
Deferred revenue	54,919	1,985	56,904	60,479
Current liabilities of discontinued operations	—		—	16,659

Total current liabilities	186,847	1,251	188,098	237,629

Long-term debt, net of current portion	190,618		190,618	297,745
Deferred income taxes	7,561		7,561	10,552
Other liabilities	7,218		7,218	5,417
Noncurrent liabilities of discontinued operations	—		—	16,406
Stockholders’ equity
Common stock	143		143	142
Paid-in capital	149,281		149,281	147,029
Retained earnings	106,199	(1,251)	104,948	114,082
Note receivable — shareholder	(6,800)		(6,800)	(9,000)
Accumulated other comprehensive loss	(3,424)		(3,424)	(4,224)

Total stockholders’ equity	245,399	(1,251)	244,148	248,029

	$637,643	$—	$637,643	$815,778